                                                                  EXHIBIT 23.3

                                    CONSENT

     The undersigned hereby consents to being named as a Trustee of AEGIS Investment Trust (the "Trust") in the Form S-11 of the Trust initially filed with the Securities and Exchange Commission on September 12, 1997.

                                       /s/ DALE M. HANSON

Dated: November 4, 1997